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                                    EXHIBIT A


                             JOINT FILING AGREEMENT

        The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of MCG Capital Corporation dated as of February 14, 2002 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Date:  February 14, 2002                QUANTUM INDUSTRIAL PARTNERS LDC


                                            By: /s/ Richard D. Holahan, Jr.
                                                --------------------------------
                                                Richard D. Holahan, Jr.
                                                Attorney-in-Fact


Date:  February 14, 2002                QIH MANAGEMENT INVESTOR, L.P.

                                            By:      QIH Management, Inc.,
                                                     its General Partner


                                                By:  /s/ Richard D. Holahan, Jr.
                                                     ---------------------------
                                                     Richard D. Holahan, Jr.
                                                     Vice President


Date:  February 14, 2002                QIH MANAGEMENT, INC.


                                                By:  /s/ Richard D. Holahan, Jr.
                                                     ---------------------------
                                                     Richard D. Holahan, Jr.
                                                     Vice President



Date:  February 14, 2002                SOROS FUND MANAGEMENT LLC


                                                By:  /s/ Richard D. Holahan, Jr.
                                                     ---------------------------
                                                     Richard D. Holahan, Jr.
                                                     Assistant General Counsel


Date:  February 14, 2002                GEORGE SOROS


                                                By:  /s/ Richard D. Holahan, Jr.
                                                     ---------------------------
                                                     Richard D. Holahan, Jr.
                                                     Attorney-in-Fact